UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2016

SHORE BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-22345	52-1974638
(State or other jurisdiction of	(Commission file number)	(IRS Employer
incorporation or organization)		Identification No.)

28969 Information Lane, Easton, Maryland 21601

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 763-7800

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The Company is filing an investor presentation (the “Presentation”), which was used by the Company’s Chairman of the Board, Christopher F. Spurry, the Company’s President and Chief Executive Officer, Lloyd L. Beatty, Jr., and the Company’s Vice President and Chief Financial Officer, George S. Rapp, for a presentation to the Company’s stockholders at the Annual Meeting held on April 27, 2016. The Presentation replaces and supersedes investor presentation materials previously furnished as an exhibit to the Company’s Current Reports on Form 8-K.

A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Presentation is also available on the Company’s web site at www.shbi.com.

Information contained herein, including Exhibit 99.1, shall not be deemed filed for the purposes of the Securities Exchange Act of 1934, as amended, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

At the Annual Meeting of Stockholders of Shore Bancshares, Inc. (the “Company”) held on April 27, 2016 (the “Annual Meeting”), the Company discussed its plans to merge its two subsidiary banks, The Talbot Bank headquartered in Easton, Maryland and CNB, headquartered in Centreville, Maryland, into one bank that will be known as Shore United Bank. As a $1.1 billion bank, Shore United Bank will continue to operate all 18 existing branches, a loan production office, and wealth management office throughout the Eastern Shore of Maryland, and Delaware.

The merger of the Talbot Bank with and into CNB and the corresponding name change to Shore United Bank is subject to regulatory approval.  Applications for approval of the proposed merger have been or will be filed with the State of Maryland and the Board of Governors of the Federal Reserve System. Shore Bancshares is not currently aware of any reasons that would preclude consummation of the merger. Subject to the satisfaction of all regulatory and corporate requirements and approvals, Shore Bancshares currently anticipates consummating the merger in the third quarter of 2016.

The Talbot Bank and CNB have been affiliated as members of Shore Bancshares, Inc. community of companies since 2000. The combination is intended to facilitate operational efficiencies, a consistent culture and unified branding under Shore United Bank.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The exhibits that are filed or furnished with this report are listed in the Exhibit Index that immediately follows the signatures hereto, which list is incorporated herein by reference.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHORE BANCSHARES, INC.

Dated: April 27, 2016	By:	/s/ Lloyd L. Beatty, Jr.
Lloyd L. Beatty, Jr. President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit

Number	Description

99.1	Shore Bancshares Inc., Annual Meeting Presentation (filed herewith).

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